UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

October 31, 2014
Date of Report (Date of earliest event reported)

GAIN CAPITAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35008	20-4568600
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Bedminster One
135 Route 202/206
Bedminster, New Jersey 07921
(Address of Principal Executive Offices)

(908) 731-0700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Stock Purchase Agreement

On October 31, 2014, GAIN Capital Holdings, Inc., a Delaware corporation (the “Company”), entered into a Share Purchase Agreement (the “Share Purchase Agreement ”) with City Index Group Limited, a company incorporated and registered in England and Wales (the “Seller”), INCAP Gaming B.V., a company incorporated and registered in The Netherlands (“INCAP”), and IPGL Limited, a company incorporated and registered in England and Wales (“IPGL”).

Upon the terms and subject to the conditions set forth in the Share Purchase Agreement, the Company has agreed to purchase the entire issued and outstanding share capital (the “Shares”) of City Index (Holdings) Limited, a company incorporated and registered in England and Wales (“City”) from the Seller. The Shares will be sold for an aggregate purchase price consisting of (i) US$20,000,000 in cash, including US$1,000,000 in cash to be held in escrow (the “Escrow Cash”); (ii) 5,319,149 shares of the Company’s common stock (the “Consideration Shares”), including 4,787,234 Consideration Shares to be held in escrow (the “Escrow Shares”); and (iii) 4.125% unsecured convertible loan notes of the Company (the “Convertible Notes”) with an aggregate principal amount of US$60,000,000, including Convertible Notes with an aggregate principal amount of US$54,000,000 to be held in escrow (the “Escrow Notes”). The Escrow Cash, Escrow Shares and the Escrow Notes will be held in escrow for a period of four years following the closing of the transaction to secure the purchase price adjustment, any indemnity obligations of the Seller and any liabilities which the Seller may have for breach of warranty under the Share Purchase Agreement, unless earlier released as a result of IPGL’s election to guarantee the obligations of the Seller under the Share Purchase Agreement. The Share Purchase Agreement also provides for staged scheduled releases of the Escrow Cash, Escrow Shares and Escrow Notes over such four year period. The purchase price is subject to upwards or downwards adjustments based on City’s working capital, regulatory capital and cash and debt as of the date of the closing of the transaction (the “Closing Date”).

The Company and the Seller have each made customary warranties. Subject to certain limitations, the Seller has agreed to indemnify the Company for losses suffered by the Company in respect of certain known pre-existing liabilities. The Company may not make a claim against the Seller unless the Company provides notice of such claim to the Seller before (i) the fourth anniversary of the Closing Date in the case of claims for breach of tax warranties or tax covenants, (ii) the seventh anniversary of the Closing Date in the case of claims for breach of certain fundamental warranties and (iii) 18 months after the Closing Date in the case of claims for breach of any other warranties of the Seller. Subject to certain exceptions, the Seller’s liability under the Share Purchase Agreement is subject to an aggregate cap of US$115,000,000 and, in the case of its liability in respect of breaches of the Seller’s warranties (other than certain fundamental warranties) and tax covenants, a subcap of US$48,000,000. The Seller’s liability in respect of claims arising from the breach of the Seller’s warranties (other than certain fundamental warranties) is also subject to a threshold of US$1,000,000.

The Seller and City are subject to customary covenants between the date of the Share Purchase Agreement and the Closing Date, including an agreement by the Seller to procure that the business of City is conducted in the normal course consistent with past practices, and not to take certain actions specified in the Share Purchase Agreement. The Seller and INCAP have each also agreed, subject to certain exceptions, for a period of two years from the Closing Date, (a) not to carry on any business that competes with the Company in any geographic area where the Company was engaged in business during the twelve months immediately preceding the Closing Date and (b) not to employ or solicit any current employee of the Company or any of its subsidiaries engaged in an executive or managerial position.

Closing of the transaction is subject to the approval by the stockholders of the Company of the issuance of the Consideration Shares and the Convertible Notes (the “Company Stockholder Approval”) at the closing and the satisfaction of other closing conditions, including certain regulatory approvals. The Company is obligated to pay to Seller a fee of US$1,000,000 if the Company Stockholder Approval is not obtained at a meeting of the Company’s stockholders. The Share Purchase Agreement will be terminated immediately 180 days after the date of the Share Purchase Agreement (the “Long Stop Date”) if the transaction is not closed by such time, unless otherwise agreed by the parties. The Share Purchase Agreement may also be terminated by the Company upon a material breach by the Seller of its warranties or its pre-closing covenants.

INCAP has guaranteed the payment obligations of the Seller under the Share Purchase Agreement for a period of seven years following the closing of the transaction, unless IPGL elects to guarantee the payment obligations of the Seller under the Share Purchase Agreement prior to such time but on or after 18 months following the Closing Date.

Stockholders’ Agreement

In connection with the Share Purchase Agreement, the Company entered into a Stockholders’ Agreement (the “Stockholders’ Agreement ”) with the Seller, INCAP, Francisco Partners II, L.P., Sun Luxco I, Sarl and Sun Luxco II, Sarl dated as of October 31, 2014.

Under the terms and subject to the conditions of the Stockholders’ Agreement, including the satisfaction of the eligibility standards established by the Company’s Nominating and Corporate Governance Committee, INCAP will have the right to nominate one director to the Company’s Board of Directors (the “Board”) and the Company will increase the size of the Board by one member upon INCAP’s request to nominate its director designee to the Board. INCAP’s director designee shall be entitled to remain a director, subject to certain conditions, until the earlier of such time as (i) INCAP ceases to beneficially own at least 5% of the aggregate number of outstanding shares of common stock of the Company (the “Common Stock”) and other securities of the Company convertible into or exchangeable for Common Stock (calculated on an as-converted-to-Common Stock basis) (the “Ownership Threshold”) and (ii) INCAP’s right to nominate a director is terminated by the Company following such time as INCAP ceases to be controlled by the direct or indirect equity holders of INCAP as of the date of the Stockholders’ Agreement. At any time INCAP’s director designee is not serving on the Board and INCAP has the right to nominate a director under the Stockholders’ Agreement, INCAP has the right to designate one individual as a non-voting observer to the Board.

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The Seller is subject to customary standstill provisions that prevent the Seller from, among other things, engaging in any solicitation of proxies with respect to the voting of the voting securities of the Company, entering into or proposing certain fundamental transactions involving the Company or calling a meeting of shareholders or taking any action or making any public statement to seek to control or influence the management, the Board or policies of the Company. The standstill provisions will cease to apply upon the earliest to occur of (i) the time at which the Seller and its affiliates beneficially own less than the Ownership Threshold, (ii) five years from the Closing Date and (iii) the public announcement by the Company that it has entered into a definitive agreement with respect to a fundamental transaction with a third party.

The Seller has agreed to vote all voting securities it holds or over which it has voting power for all of the nominees on the slate of directors recommended for election by the Board at the 2015 annual meeting of the stockholders of the Company.

The Seller is also subject to certain restrictions on transfer of its securities of the Company. Among other restrictions, the Seller may not transfer its securities of the Company until six months after the Closing Date, after which time the Seller may transfer up to 16.67% of its securities of the Company (calculated on an as-converted-to-Common Stock basis) every three months, subject to compliance with Rule 144 in a manner that avoids directed block sales.

Convertible Notes Indenture

The Convertible Notes will be issued pursuant to an indenture to be dated on or about the Closing Date, in substantially the form attached to the Share Purchase Agreement (the “Indenture”). The Convertible Notes will bear interest at a fixed rate of 4.125% per year, payable semiannually, and will mature on a date that will be approximately five years following the Closing Date.

Prior to the date that is six months immediately preceding the maturity date of the Convertible Notes, the Convertible Notes will be convertible only upon the occurrence of specified events set forth in the Indenture. Thereafter, until the close of business on the business day immediately preceding the maturity date, holders may convert their Convertible Notes at any time. The Company will settle conversions of the Convertible Notes by paying or delivering, as the case may be, cash, shares of Common Stock or a combination thereof, at its election. The conversion rate for the Convertible Notes will be equal to $1,000, divided by the initial conversion price, rounded down to the nearest 1/10,000th share of Common Stock. The initial conversion price will be equal to 125% of the arithmetic average of the daily volume-weighted average price for the Common Stock over the 20 consecutive trading day period ending on, and including, the trading day immediately preceding the Closing Date; provided that the initial conversion price (x) shall not exceed the greater of (i) $9.25 and (ii) the last reported sale price of the Common Stock on the Closing Date and (y) shall not be less than $7.20. The conversion rate and the corresponding conversion price will be subject to adjustment in certain circumstances described in the Indenture.

If the Company undergoes a fundamental change (as defined in the Indenture), holders may require the Company to repurchase for cash all or part of their Convertible Notes at a purchase price equal to 100% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date. In addition, in certain circumstances, the Company may be required to increase the conversion rate for any Convertible Notes converted in connection with a make-whole fundamental change (as defined in the Indenture).

Prior to the date that is two years immediately preceding the maturity date of the Convertible Notes, the Company will not have the right to redeem the Convertible Notes. During the two year period immediately preceding the maturity date of the Convertible Notes, the Company may redeem for cash all, but not less than all, of the Convertible Notes if the last reported sale price of the Common Stock exceeds 130% of the applicable conversion price for at least 20 trading days, whether or not consecutive, during the 30 consecutive trading day period ending on the trading day immediately preceding the date the Company delivers notice of the redemption.

Registration Rights Agreement

On the Closing Date, the Company will enter into a Registration Rights Agreement (the “RRA”) with VantagePoint Venture Partners IV (Q), L.P., VantagePoint Venture Partners IV, L.P., VantagePoint Venture Partners Principals Fund, L.P., VP New York Venture Partners, L.P. (collectively, the “VantagePoint Entities”), Edison Venture Fund IV SBIC, L.P., Edison Partners IV SBIC, LLC (together with Edison Venture Fund IV SBIC, L.P., the “Edison Entities” and, together with the VantagePoint Entities, the “Other Investors”), the Seller and INCAP. Pursuant to the terms of the RRA, upon the request of the Seller, any Other Investor or other parties to the RRA holding at least 30% of the Common Stock and the Convertible Notes (calculated on an as-converted-to-Common-Stock basis) subject to the RRA (the “Registrable Securities”), the Company must use its reasonable best efforts to prepare and file a registration statement registering the offer and sale of the number of shares of Registrable Securities requested to be registered in such request. Each of the Seller, and the Other Investors, taken together, may not request a registration of Registrable Securities more than twice each and Seller may not request a registration of Registrable Securities prior to the second anniversary of the Closing Date. The Seller’s and the Other Investors’ registration rights are also subject to additional limitations, including a limitation that no registration is required by the Company unless the anticipated aggregate price to the public (after deduction for underwriter’s discounts and expenses related to the issuance) of the Registrable Securities requested to be registered is equal to or greater than US$20,000,000. The Company must also use reasonable best efforts to file and cause to become effective a shelf registration statement registering all Registrable Securities within six months of the Closing Date. The Seller and the Other Investors also have customary piggy-back registration rights under the RRA.

Concurrently with the entry into the RRA by the Company, the Other Investors, the Seller and INCAP, the Amended and Restated Investor Rights Agreement dated January 11, 2008 among the Company, the Other Investors, Mark Galant, The Mark E. Galant 2007 GRAT, Cross Atlantic Technology Fund, L.P., Blue Rock Capital, L.P., Tudor Ventures II, L.P., The Raptor Global Portfolio, Ltd., ALTAR Rock Fund L.P., 3i U.S. Growth Partners L.P. and 3i Technology Partners III L.P, as amended by the Amendment to the Investor Rights Agreement dated November 18, 2013 among the Company, the Other Investors and Mark E. Galant (the “IRA”), pursuant to which the Other Investors had certain registration and other rights, will be automatically terminated.

Item 1.02	Termination of a Material Definitive Agreement.

The description of the termination of the IRA set forth in Item 1.01 above is incorporated by reference to this Item 1.02. The VantagePoint Entities and the Edison Entities are stockholders of the Company and certain of their affiliates are members of the Board.

Item 2.02	Results of Operations and Financial Condition.

On October 31, 2014, the Company issued a press release to report the Company’s financial results for the quarter ended September 30, 2014. The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

The information furnished pursuant to Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934

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(the “ Exchange Act ”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “ Securities Act ”) or the Exchange Act, except as expressly set forth by specific reference in such a filing. In addition, Exhibit 99.1 contains statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibit.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Indenture set forth in Item 1.01 above is incorporated by reference to this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The description of the Share Purchase Agreement and the Indenture set forth in Item 1.01 above is incorporated by reference to this Item 3.02. Pursuant to the terms and conditions of the Share Purchase Agreement, the Company will issue $60,000,000 aggregate principal amount of Convertible Notes and an aggregate of 5,319,149 shares of Common Stock as part of the consideration for the purchase price. The Company will offer and sell the Convertible Notes and such Common Stock in reliance on the exemption from registration pursuant to Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act.

Item 7.01	Regulation FD Disclosure.

On October 31, 2014, the Company will hold a teleconference to discuss the City acquisition and the Company’s financial results for the quarter ended September 30, 2014, and the presentation slides furnished herewith as Exhibit 99.2 will accompany management’s comments.

The information furnished pursuant to Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing. In addition, Exhibit 99.2 contains statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibit.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release of GAIN Capital Holdings, Inc., dated as of October 31, 2014, reporting its financial results.

99.2 GAIN Capital Holdings, Inc. financial teleconference presentation dated as of October 31, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 31, 2014

GAIN CAPITAL HOLDINGS, INC.

By:	/s/ Diego A. Rotsztain
Name:	Diego A. Rotsztain
Title:	General Counsel and Secretary

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Exhibit Index

99.1	Press release of GAIN Capital Holdings, Inc., dated as of October 31, 2014, reporting its financial results.

99.2	GAIN Capital Holdings, Inc. financial teleconference presentation dated as of October 31, 2014.